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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 2003

                           FLAG TELECOM GROUP LIMITED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Bermuda                        000-29207                  N/A
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code            1- (441) 296-0909

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

              On August 18, 2003, FLAG Telecom Group Limited (the "Company") issued a press release stating the Company has filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2003. The press release is furnished herewith and incorporated by reference herein.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(c)           Exhibits

Exhibit No.   Description
-----------   -----------
99.1          Press Release dated August 18, 2003 of the Company.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLAG TELECOM GROUP LIMITED
                                          (Registrant)

Date:  August 18, 2003                    s/ Kees Van Ophem
                                          -------------------------
                                          Name:  Kees van Ophem
                                          Title: General Counsel

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press Release dated August 18, 2003 of the Company.